EXHIBIT 99.1

TiVo Corporation 2160 Gold Street San Jose, CA 95002

TIVO CORPORATION REPORTS FIRST QUARTER 2020 FINANCIAL RESULTS

Delivered Significant Progress with our Profitability Initiatives
Xperi and TiVo Merger Remains on Track

SAN JOSE, Calif. - (BUSINESS WIRE) - May 6, 2020 - TiVo Corporation (NASDAQ: TIVO), the company that brings entertainment together, today reported financial results for its first quarter ended March 31, 2020.

“Despite this unprecedented public health crisis, our strategic vision and financial performance remain strong, validating our belief that there is a demand for the type of unified entertainment finding and watching experience that TiVo provides,” said Dave Shull, President and Chief Executive Officer. “On a year-over-year basis, the Company continued to execute on profitability initiatives to streamline the business, reducing its Non-GAAP Total COGS and OpEx by 16% and increasing its Adjusted EBITDA by 55%. In our IP business, we delivered double digit growth from the first quarter of last year and added another new multi-year patent license agreement in the OTT space during the quarter. In our product business, we launched TiVo Stream 4K, which provides a unique consumer solution for finding and watching favorite entertainment shows across a broad range of streaming services. Finally, we expect to complete our merger with Xperi in the current quarter. We believe the strategy and market drivers that underpin this transformative combination are more relevant than ever in the current environment.”

TiVo First Quarter 2020 Financial Highlights:

•	Q1 2020 revenues were $159.9 million, consistent with our internal plan.

•	TiVo made progress streamlining the business and our Non-GAAP Total COGS and OpEx decreased by 16% from the prior year.

•
The Company made significant progress with our profitability initiatives. Q1 GAAP loss from operations was $157.6 million (income from operations was $14.0 million excluding goodwill impairment). As a result of our focused execution on cost savings, our Q1 Adjusted EBITDA was $58.2 million, an increase of 55% from Q1 2019.

TiVo First Quarter 2020 Business and Recent Operating Highlights:

Xperi Merger

•	The Company filed definitive proxy materials with the SEC on April 22, 2020 and has mailed these materials to its stockholders for the Special Meeting of Stockholders to vote on the Xperi transaction.

•	The special meeting is scheduled for May 29, 2020 and we expect to complete the merger in the current quarter.

Product Business

•
Many of TiVo’s secular trends not only remain intact, but have accelerated. Viewership metrics show that people are watching more content. Starting March 23rd, the second week of shelter in place ordinances, we saw a 58% increase in entertainment watching across the TiVo platform.

•
Stream 4K became available for purchase via TiVo.com and will provide a new way to integrate video streaming services like Netflix, Prime Video, and Google Play with live TV streaming provided by Sling TV and our own TiVo+ content.

•
The Company continues to expand its Android TVTM-based IPTV version of TiVo User Experience 4. The Company now has eleven North American operators who have entered into agreements to deploy this solution, up from nine last quarter. In the quarter Cincinnati Bell selected TiVo’s IPTV Platform for their next generation video solution and will deploy our solution starting later this year. In the last 90 days TiVo has moved from the sales win stage to actual deployment of our IPTV/Android platform at three major operators: Liberty Latin America, RCN and TDS Telecom.

Intellectual Property Licensing Business

•	The IP Licensing business continues to build on a strong, diverse base of customers and revenues in the quarter were up 10% year-over-year.

•	Adding to TiVo’s OTT licensing program, we entered into a new long-term IP license with another major content provider network this quarter.

•
TiVo continued our international IP licensing success in Q1 by renewing multi-year agreements with NTT Docomo, Japan’s leading mobile provider, and with Funai, a world leader in the design and manufacturing of innovative consumer electronics and OEM products including TVs and Blu-Ray players, for its products in the Japanese and U.S. markets.

•
The Federal Circuit affirmed TiVo’s win against Comcast in the Company’s first International Trade Commission case that was filed in 2016. This victory was especially significant because it reaffirmed that Comcast is subject to ITC jurisdiction, and confirmed that the ITC will continue to be a venue where we can seek to protect the Company’s valuable IP against Comcast’s ongoing, unauthorized use.

2020 Full Year Outlook:

As noted above, the Company’s Q1 2020 revenues were consistent with our internal plan. To date the COVID-19 pandemic has not had a significant impact on our revenues as the substantial majority of our revenues come from agreements with pay TV operators and others in the video delivery industry. These agreements also provide us with a good degree of visibility into our 2020 revenue expectations. However, given the pending merger with Xperi Corporation, the Company is not providing its standalone financial outlook for the remainder of the year. We expect the combined company will issue financial expectations after the second quarter.

##

First Quarter 2020 Summary Financial Results:

Quarterly Financial Information	(In thousands)
	Three Months Ended March 31,
	2020	2019	% Change
GAAP Consolidated Results
Product Revenue	$86,476	$91,303	(5)%
IP Licensing Revenue	73,385	66,932	10%
Total Revenues, net	$159,861	$158,235	1%

GAAP Total operating costs and expenses	$317,480	$166,255	91%
Total OpEx Excluding Goodwill Impairment	$145,908	$166,255	(12)%

Operating loss	$(157,619)	$(8,020)	1,865%
Loss before income taxes	$(179,600)	$(20,326)	784%

GAAP Diluted weighted average shares outstanding	127,124	124,422

	(In thousands)
	Three Months Ended March 31,
	2020	2019	% Change
Non-GAAP Consolidated Results
Non-GAAP Total COGS and OpEx	$101,655	$120,794	(16)%
Adjusted EBITDA	$58,206	$37,441	55%
Non-GAAP Pre-tax Income	$38,478	$25,349	52%
Cash Taxes	$6,036	$4,926	23%

Non-GAAP Diluted Weighted Average Shares Outstanding	128,105	125,123

•
Product revenues decreased $4.8 million, or 5% year-over-year, driven by a $6.7 million perpetual Passport license agreement with an international MSO customer executed in the three months ended March 31, 2019, which was partially offset by a $2.9 million increase in TV viewership data revenue.

•
IP Licensing revenues increased by $6.5 million, or 10% year-over-year, driven by new deals signed in our New Media, International Pay TV Providers and Other vertical and an increase in revenue from US Pay TV Providers due to subscriber growth.

•
Non-GAAP Total COGS and OpEx decreased by $19.1 million, or 16% year-over-year, as a result of our focused execution on cost savings, partially offset by a $3.0 million increase in patent litigation costs.

•
During the quarter, the Company recorded a $171.6 million non-cash Goodwill impairment charge driven by a decline in the trading price of TiVo's common stock during the three months ended March 31, 2020.

Segment Results and Operating Highlights - Product:

	(In thousands)
	Three Months Ended March 31,
	2020	2019	% Change
Platform Solutions	$64,535	$71,037	(9)%
Software and Services	21,636	19,902	9%
Other	305	364	(16)%
Total Product Revenue, net	86,476	91,303	(5)%
Adjusted Operating Expenses	67,844	82,890	(18)%
Adjusted EBITDA	$18,632	$8,413	121%
Adjusted EBITDA Margin	21.5%	9.2%

Total Product Revenue, net	$86,476	$91,303	(5)%
Hardware	(2,623)	(2,074)	26%
Other Products	(305)	(364)	(16)%
Core Product Revenue (excludes revenue from Hardware and Other Products)	$83,548	$88,865	(6)%

Segment Results and Operating Highlights - IP Licensing:

	(In thousands)
	Three Months Ended March 31,
	2020	2019	% Change
US Pay TV Providers	$45,109	$42,117	7%
CE Manufacturers	8,334	8,618	(3)%
New Media, International Pay TV Providers and Other	19,942	16,197	23%
Total IP Licensing Revenue, net	73,385	66,932	10%
Adjusted Operating Expenses	22,120	21,807	1%
Adjusted EBITDA	$51,265	$45,125	14%
Adjusted EBITDA Margin	69.9%	67.4%

Conference Call Information

TiVo management will host a conference call today, May 6, 2020, at 1:30 p.m. PT/4:30 p.m. ET to discuss its financial and operational results. Investors and analysts interested in participating are welcome to call (866) 621-1214 (or international +1-706-643-4013) and reference conference ID 1946459. The conference call may also be accessed via live webcast in the Investor Relations section of TiVo’s website at http://ir.tivo.com. A replay of the audio webcast will be available on the TiVo Investor Relations website after the public filing of the transcript of the call is completed in accordance with regulatory requirements. A telephonic replay of the call will be accessible after the transcript is filed through May 20, 2020 by dialing (855) 859-2056 (or international +1-404-537-3406) and entering conference ID 1946459.

Non-GAAP Financial Information

TiVo Corporation provides Non-GAAP information to assist investors in assessing its operations in the way that its management evaluates those operations. Non-GAAP Pre-Tax Income, Non-GAAP Cost of Licensing, Services and Software Revenues, Non-GAAP Cost of Hardware Revenues, Non-GAAP Research and Development Expenses, Non-GAAP Selling, General and Administrative Expenses, Non-GAAP Total OpEx Excluding Goodwill Impairment, Non-GAAP Total OpEx, Non-GAAP Total COGS and OpEx, Adjusted EBITDA and Non-GAAP Interest Expense are supplemental measures of the Company's performance that are not required by, and are not determined in accordance with, GAAP. Non-GAAP financial information is not a substitute for any financial measure determined in accordance with GAAP.

Non-GAAP Pre-tax Income is defined as GAAP Income (loss) from continuing operations before income taxes, as adjusted for the effects of items such as amortization of intangible assets, equity-based compensation, accretion of contingent consideration, amortization of debt issuance costs, amortization of convertible debt discount, mark-to-market adjustments for interest rate swaps and interest on escheat liabilities; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as restructuring and asset impairment charges, goodwill impairment, merger, separation and transformation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, CEO transition cash costs, remeasurement of contingent consideration, loss on debt extinguishment, impairment losses on strategic investments, gains on the sale of strategic investments and changes in escheat liabilities.

Non-GAAP Cost of Licensing, Services and Software Revenues is defined as GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation, merger, separation and transformation costs and transition and integration costs.

Non-GAAP Cost of Hardware Revenues is defined as GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets, excluding equity-based compensation.

Non-GAAP Research and Development Expenses is defined as GAAP Research and development expenses excluding equity-based compensation, merger, separation and transformation costs, transition and integration costs and retention earn-outs payable to former shareholders of acquired businesses.

Non-GAAP Selling, General and Administrative Expenses is defined as GAAP Selling, general and administrative expenses excluding equity-based compensation, merger, separation and transformation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, CEO transition cash costs and remeasurement of contingent consideration.

Non-GAAP Total OpEx is defined as the sum of GAAP Research and development and Selling, general and administrative expenses and Depreciation excluding equity-based compensation, merger, separation and transformation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, CEO transition cash costs and remeasurement of contingent consideration.

Total OpEx Excluding Goodwill Impairment is defined as GAAP Total operating costs and expenses excluding goodwill impairment.

Non-GAAP Total COGS and OpEx is defined as GAAP Total operating costs and expenses, excluding depreciation, amortization of intangible assets, restructuring and asset impairment charges, goodwill impairment, equity-based compensation, merger, separation and transformation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, CEO transition cash costs and remeasurement of contingent consideration.

Adjusted EBITDA is defined as GAAP Operating income (loss) excluding depreciation, amortization of intangible assets, restructuring and asset impairment charges, goodwill impairment, equity-based compensation, merger, separation and transformation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, CEO transition cash costs and remeasurement of contingent consideration.

Non-GAAP Interest Expense is defined as GAAP Interest expense, excluding accretion of contingent consideration, amortization of debt issuance costs, amortization of convertible debt discount and interest on escheat liability, plus the reclassification of the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps.

Cash Taxes are defined as GAAP current income tax expense excluding changes in reserves for unrecognized tax benefits.

Non-GAAP Diluted Weighted Average Shares Outstanding is defined as GAAP diluted weighted average shares outstanding except for periods of a GAAP loss. In periods of a GAAP loss, GAAP diluted weighted average shares outstanding are adjusted to include dilutive common share equivalents outstanding that were excluded from GAAP diluted weighted average shares outstanding because the Company had a loss and therefore these shares would have been anti-dilutive.

The Company's management evaluates and makes decisions about its business operations primarily based on Non-GAAP financial information. Management uses Non-GAAP financial measures as the basis for decision-making as they exclude items management does not consider to be “core costs” or “core proceeds”. For each Non-GAAP financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison to its historical and projected financial performance in different reporting periods. For example, since the Company does not acquire or dispose of businesses on a predictable cycle, management excludes the amortization of intangible assets, merger, separation and transformation costs, transition and integration costs, retention earn-outs payable to former shareholders of acquired businesses, CEO transition cash costs and remeasurement of contingent consideration from its Non-GAAP financial measures in order to make more consistent and meaningful evaluations of the Company's operating expenses as these items may be significantly impacted by the timing and magnitude of acquisitions. Management also excludes the effect of restructuring and asset impairment charges, goodwill impairment, loss on debt extinguishment, impairment losses on strategic investments, gains on the sale of strategic investments and changes in escheat liability. Management excludes the impact of equity-based compensation to provide meaningful supplemental information that allows investors greater visibility to the underlying performance of our business operations, facilitates comparison of our results with other periods, and may facilitate comparison with the results of other companies in our industry, as well as to provide the Company’s management with an important tool for financial and operational decision-making and for evaluating the Company’s performance over different periods of time. Due to varying valuation techniques, reliance on subjective assumptions and the variety of award types and features that may be in use, we believe that providing Non-GAAP financial measures excluding equity-based compensation allows investors to make more meaningful comparisons between our operating results and those of other companies. Management excludes the accretion of contingent consideration, amortization of debt issuance costs, amortization of convertible debt discount, mark-to-market adjustments for interest rate swaps and interest on escheat liability when management evaluates the Company's expenses. Management reclassifies the current period benefit (cost) of the interest rate swaps from gain (loss) on interest rate swaps to interest expense in order for Non-GAAP Interest Expense to reflect the effects of the interest rate swaps as these interest rate swaps were entered into to control the effective interest rate the Company pays on its debt.

Management uses these Non-GAAP financial measures to help it make decisions, including decisions that affect operating expenses and operating margin. Management believes that making Non-GAAP financial information available to investors, in addition to GAAP financial information, may facilitate more consistent comparisons between the Company's performance over time with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that these Non-GAAP financial measures have limitations as analytical tools, including the fact that management must exercise judgment in determining which types of items to exclude from the Non-GAAP financial information. In addition, as other companies, including companies similar to TiVo Corporation, may calculate their Non-GAAP financial measures differently than the Company calculates its Non-GAAP financial measures, these Non-GAAP financial measures may have limited usefulness to investors when comparing financial performance among companies. Management believes, however, that providing Non-GAAP financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Non-GAAP financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations for each Non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the tables below.

About TiVo Corporation

TiVo (NASDAQ: TIVO) brings entertainment together, making it easy to find, watch and enjoy. We serve up the best movies, shows and videos from across live TV, on-demand, streaming services and countless apps, helping people to watch on their terms. For studios, networks and advertisers, TiVo delivers a passionate group of watchers to increase viewership and engagement across all screens. Go to tivo.com and enjoy watching.

Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, TiVo’s growth, business opportunities, operating results and strategies of each of its businesses, the timing and completion of the TiVo/Xperi combination transaction, the prospects for and success of the combined TiVo/Xperi company, demand for our product offerings and deployments and market acceptance of current and future offerings as well as future trends in viewership of entertainment content. These forward-looking statements are based on TiVo’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delays, whether inside or outside the Company’s control, in the merger process, delays in product development or deployments, the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered, as well as the other potential factors described under "Risk Factors" included in TiVo’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020 and other documents of TiVo Corporation on file with the Securities and Exchange Commission (available at www.sec.gov). TiVo cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

Android TV is a trademark of Google LLC.

Investor Relations                    Press Relations
Nicole Noutsios                        Lerin O'Neill
TiVo Corporation                     TiVo Corporation
+1 510-315-1003                        +1 408-562-8455
tivo@nmnadvisors.com                     lerin.oneill@tivo.com

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
Revenues, net:
Licensing, services and software	$157,238	$156,161
Hardware	2,623	2,074
Total Revenues, net	159,861	158,235
Costs and expenses:
Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	37,396	39,433
Cost of hardware revenues, excluding depreciation and amortization of intangible assets	5,022	4,093
Research and development	33,744	41,381
Selling, general and administrative	35,897	45,993
Depreciation	4,968	5,364
Amortization of intangible assets	28,142	28,178
Restructuring and asset impairment charges	739	1,813
Goodwill impairment	171,572	—
Total costs and expenses	317,480	166,255
Operating loss	(157,619)	(8,020)
Interest expense	(17,049)	(12,161)
Interest income and other, net	187	1,775
Loss on interest rate swaps	(5,119)	(1,721)
Loss on debt extinguishment	—	(199)
Loss before income taxes	(179,600)	(20,326)
Income tax (benefit) expense	(416)	6,318
Net loss	$(179,184)	$(26,644)

Basic loss per share	$(1.41)	$(0.21)
Weighted average shares used in computing basic per share amounts	127,124	124,422

Diluted loss per share	$(1.41)	$(0.21)
Weighted average shares used in computing diluted per share amounts	127,124	124,422

Dividends declared per share	$—	$0.18

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$108,519	$373,719
Short-term marketable securities	—	51,293
Accounts receivable, net	164,618	158,016
Inventory	2,944	3,197
Prepaid expenses and other current assets	27,393	27,023
Total current assets	303,474	613,248
Property and equipment, net	43,706	48,264
Intangible assets, net	386,524	415,054
Goodwill	1,018,310	1,189,825
Right-of-use assets	56,405	59,888
Other long-term assets	56,183	56,293
Total assets	$1,864,602	$2,382,572

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$81,427	$126,249
Unearned revenue	48,502	50,968
Current portion of long-term debt	66,450	343,035
Total current liabilities	196,379	520,252
Unearned revenue, less current portion	37,292	39,879
Long-term debt, less current portion	625,867	642,504
Deferred tax liabilities, net	29,603	34,231
Long-term lease liabilities	58,303	61,603
Other long-term liabilities	14,596	10,420
Total liabilities	962,040	1,308,889
Stockholders' equity:
Preferred stock	—	—
Common stock	130	129
Treasury stock	(38,819)	(38,176)
Additional paid-in capital	3,247,562	3,235,996
Accumulated other comprehensive loss	(5,021)	(3,612)
Accumulated deficit	(2,301,290)	(2,120,654)
Total stockholders’ equity	902,562	1,073,683
Total liabilities and stockholders’ equity	$1,864,602	$2,382,572

See notes to the Condensed Consolidated Financial Statements in our Quarterly Report on Form 10-Q.

TIVO CORPORATION AND SUBSIDIARIES
REVENUE AND SEGMENT DETAILS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
Total Revenues, net	$159,861	$158,235
Hardware	(2,623)	(2,074)
Other Products	(305)	(364)
Core Revenue (excludes revenue from Legacy TiVo Solutions IP Licenses, Hardware and Other Products)	$156,933	$155,797

	Three Months Ended March 31,
	2020	2019
Product Revenue
Platform Solutions	$64,535	$71,037
Software and Services	21,636	19,902
Other	305	364
Total Product Revenue, net	86,476	91,303

IP Licensing Revenue
US Pay TV Providers	45,109	42,117
CE Manufacturers	8,334	8,618
New Media, International Pay TV Providers and Other	19,942	16,197
Total IP Licensing Revenue, net	73,385	66,932

Total Revenues, net	$159,861	$158,235

	Three Months Ended March 31,
	2020	2019
Total Product Revenue, net	$86,476	$91,303
Hardware	(2,623)	(2,074)
Other Products	(305)	(364)
Core Product Revenue (excludes revenue from Hardware and Other Products)	$83,548	$88,865

	Three Months Ended March 31,
	2020	2019
Adjusted EBITDA:
Product	$18,632	$8,413
IP Licensing	51,265	45,125
Corporate	(11,691)	(16,097)
Adjusted EBITDA	$58,206	$37,441

TIVO CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2020	2019
GAAP loss from continuing operations before income taxes	$(179,600)	$(20,326)
Amortization of intangible assets	28,142	28,178
Restructuring and asset impairment charges	739	1,813
Goodwill impairment	171,572	—
Equity-based compensation	6,296	8,379
Merger, separation and transformation costs	4,026	1,132
Transition and integration costs	82	595
Loss on debt extinguishment	—	199
Impairment of strategic investment	250	—
Change in escheat liability	—	165
Amortization of note issuance costs	765	598
Amortization of convertible note discount	2,032	3,409
Mark-to-market loss related to interest rate swaps	4,174	1,625
Interest on escheat liability	—	(418)
Non-GAAP Pre-tax Income	$38,478	$25,349

	Three Months Ended March 31,
	2020	2019
GAAP Diluted weighted average shares outstanding	127,124	124,422
Dilutive effect of equity-based compensation awards	981	701
Non-GAAP Diluted Weighted Average Shares Outstanding	128,105	125,123

	Three Months Ended March 31,
	2020	2019
GAAP Cost of licensing, services and software revenues, excluding depreciation and amortization of intangible assets	$37,396	$39,433
Equity-based compensation	(707)	(968)
Transition and integration costs	(62)	(222)
Non-GAAP Cost of Licensing, Services and Software Revenues	$36,627	$38,243

	Three Months Ended March 31,
	2020	2019
GAAP Cost of hardware revenues, excluding depreciation and amortization of intangible assets	$5,022	$4,093
Equity-based compensation	(33)	(30)
Non-GAAP Cost of Hardware Revenues	$4,989	$4,063

	Three Months Ended March 31,
	2020	2019
GAAP Research and development expenses	$33,744	$41,381
Equity-based compensation	(2,237)	(2,134)
Merger, separation and transformation costs	(84)	—
Transition and integration costs	(6)	(408)
Non-GAAP Research and Development Expenses	$31,417	$38,839

	Three Months Ended March 31,
	2020	2019
GAAP Selling, general and administrative expenses	$35,897	$45,993
Equity-based compensation	(3,319)	(5,247)
Merger, separation and transformation costs	(3,942)	(1,132)
Transition and integration costs	(14)	35
Non-GAAP Selling, General and Administrative Expenses	$28,622	$39,649

	Three Months Ended March 31,
	2020	2019
GAAP Total operating costs and expenses	$317,480	$166,255
Goodwill impairment	(171,572)	—
Total OpEx Excluding Goodwill Impairment	$145,908	$166,255

	Three Months Ended March 31,
	2020	2019
GAAP Total operating costs and expenses	$317,480	$166,255
Depreciation	(4,968)	(5,364)
Amortization of intangible assets	(28,142)	(28,178)
Restructuring and asset impairment charges	(739)	(1,813)
Goodwill impairment	(171,572)	—
Equity-based compensation	(6,296)	(8,379)
Merger, separation and transformation costs	(4,026)	(1,132)
Transition and integration costs	(82)	(595)
Non-GAAP Total COGS and OpEx	$101,655	$120,794

	Three Months Ended March 31,
	2020	2019
GAAP Operating loss	$(157,619)	$(8,020)
Depreciation	4,968	5,364
Amortization of intangible assets	28,142	28,178
Restructuring and asset impairment charges	739	1,813
Goodwill impairment	171,572	—
Equity-based compensation	6,296	8,379
Merger, separation and transformation costs	4,026	1,132
Transition and integration costs	82	595
Adjusted EBITDA	$58,206	$37,441

	Three Months Ended March 31,
	2020	2019
GAAP Interest expense	$(17,049)	$(12,161)
Amortization of note issuance costs	765	598
Amortization of convertible note discount	2,032	3,409
Reclassify current period cost of interest rate swaps	(946)	(97)
Interest on escheat liability	—	(418)
Non-GAAP Interest Expense	$(15,198)	$(8,669)